SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)
August   23, 2006

HEALTHTRONICS, INC.

(Exact name of registrant as specified in its charter)

Georgia	000-30406	58-2210668

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1301 Capital of Texas Highway, Suite 200B
Austin, Texas 78746
(Address of principal executive offices including Zip Code)

(512) 328-2892

(Registrant’s telephone number, including area code)

N.A.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On August 23, 2006, HealthTronics, Inc. (the “Company”) and Sam B. Humphries, the Company’s President and Chief Executive Officer, entered into an amendment to Mr. Humphries’ executive employment agreement with the Company pursuant to which the Company and Mr. Humphries agreed that the Adjusted EBITDA targets for purposes of vesting of the performance-based stock option to acquire 350,000 shares of Company common stock to be granted to Mr. Humphries under the terms of such executive employment agreement will be such target amounts as agreed upon. The amendment to Mr. Humphries’ executive employment agreement is attached as Exhibit 10.1

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description of Exhibit

10.1	Second Amendment to Executive Employment Agreement, dated as of August 23, 2006, by and between HealthTronics, Inc. and Sam B. Humphries.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HEALTHTRONICS, INC. (Registrant)

Date: August 25, 2006	By:	/s/ Sam B. Humphries

	Name: Title:	Sam B. Humphries President and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

10.1	Second Amendment to Executive Employment Agreement, dated as of August 23, 2006, by and between HealthTronics, Inc. and Sam B. Humphries.